Results Presentation First Quarter April 29, 2020 Exhibit 99.2

Legal Notice FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s),” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),” “assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition of the business and other statements that are not historical facts. Such statements are based upon the current reasonable beliefs, expectations, and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors are discussed and should be reviewed in our Form 10-K and other subsequent filings with the SEC. Specifically, forward-looking statements include, without limitation: the future financial performance, anticipated liquidity and capital expenditures; actions or inactions of local, state or federal regulatory agencies; success in retaining or recruiting our officers, key employees or directors; changes in levels or timing of capital expenditures; adverse developments in general market, business, economic, labor, regulatory and political conditions; fluctuations in weather patterns; technological developments; the impact of any cyber breaches or other incidents, grid disturbances, acts of war or terrorism, natural disasters, or pandemic health events or other similar occurrences; the impact of any change to applicable laws and regulations affecting operations, including those relating to the environment and climate change, taxes, price controls, regulatory approval and permitting; the implementation of changes in accounting standards; and other presently unknown unforeseen factors. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Other risk factors are detailed from time to time in our reports filed with the SEC, and we encourage you to consult such disclosures. About AVANGRID: AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with approximately $35 billion in assets and operations in 24 U.S. states. With headquarters in Orange, Connecticut, AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving more than 3.3 million customers in New York and New England. Avangrid Renewables owns and operates a portfolio of renewable energy generation facilities in the United States. AVANGRID employs approximately 6,500 people. AVANGRID supports the U.N.’s Sustainable Development Goals and was named among the World’s Most Ethical Companies in 2019 by the Ethisphere Institute. For more information, visit www.avangrid.com.

Legal Notice Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, we consider adjusted net income and adjusted earnings per share as non-GAAP financial measures that are not prepared in accordance with U.S. GAAP. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries by eliminating the impact of certain non-cash charges. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance. We define adjusted net income as net income adjusted to exclude restructuring charges, mark-to-market earnings from changes in the fair value of derivative instruments and accelerated depreciation derived from repowering of wind farms. We believe adjusted net income is more useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results. The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also define adjusted earnings per share, or adjusted EPS, as adjusted net income converted to an earnings per share amount. The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP. Investors and others should note that AVANGRID routinely posts important information on its website and considers the Investor Relations section, www.avangrid.com/wps/portal/avangrid/Investors,a channel of distribution.

1Q ’20 Highlights James Torgerson

Highlights Vineyard Wind Offshore Wind: No changes to Bureau of Ocean Energy Management (BOEM) timeline Park City Wind Offshore Wind: Negotiating contracts with CT utilities 908 MW of ’20 onshore wind & repowering projects progressing as expected Otter Creek Wind Project 158 MW COD in March New England Clean Energy Connect (NECEC): Received draft ME DEP permit & awarded contracts to Maine-based companies 1Q ’20 results improve compared to 1Q ’19 & we are actively monitoring & addressing COVID-19 impacts We are committed to the health & safety of our customers & our employees We are successfully responding to major storms & delivering great service during the pandemic Our investments will support economic & job growth in our regions of operation Our liquidity & access to capital will facilitate our strategic plans through the pandemic challenges Operations, investments & regulatory filings continue, with a focus on the impacts of COVID-19 Key projects continue to advance

Financial Results 1Q ’20 1Q ’20 Net Income $240M 1Q ’20 Adjusted Net Income(1) $236M Key Drivers Networks Renewables Consolidated + Rate increases Depreciation Outage restoration costs + New wind assets COD end of ’19 + Existing assets wind production (+19%) - Lower merchant pricing + Taxes +10.6% EPS +8.0% Adjusted EPS (1) (1) See Appendix for reconciliation of adjusted EPS to EPS.

COVID-19 Response Customers Community Society & the Environment Employees Donated $2M for coronavirus response & recovery Donated 31,000 protective masks to hospitals Coordinating response with legislators & regulators Implemented customer disconnect moratoriums & waived late payment fees Minimizing exposure to the public Continued availability of Customer Service Activated business continuity plans & emergency ops centers Social distancing in the office & field & enhanced cleaning >4,700 (73%) of employees working remotely Ensuring the continuity of our service Supporting emergency services & hospitals to provide reliable electric supply Continuing to serve our customers with ongoing safety, reliability, & storm response We are actively monitoring & addressing the key COVID-19 impacts to our businesses… Supporting our Key Stakeholders …and moving forward with critical infrastructure & renewables investments

Earnings Outlook We are highly focused on protecting & supporting our customers, employees, contractors & the communities in which we operate & serve Due to the COVID-19 situation, we are postponing our Investor Day until the fourth quarter of ’20 We are withdrawing our ’18 – ’22 EPS & Adjusted EPS CAGRs due to the delay in Investor Day & changes in assumptions since February 26, 2019 We are affirming our ’20 EPS of $2.06 - $2.26 & Adjusted EPS(1) of $2.17 - $2.37 (1) See Appendix for reconciliation of adjusted EPS to EPS.

Networks Updates New York Rate Cases Settlement negotiations extended to end of May to address COVID-19; Suspension period extended to Sept 13th with proposed make whole to April 17th April 7th ruling denied Public Utility Law Project motion to halt settlement negotiations to take testimony on pandemic impacts & allowed parties to address in settlement negotiations CMP Authorized $17.4M (6.88%) rate increase effective March 1st, storm recovery effective Jan 1st ROE 9.25%, -1.00% ROE adjustment until customer service metrics achieved for 18 months; 50% authorized equity CMP proposed delayed collection of deferred storm costs & Tier 2 storm reserve funding to reduce customer bill impact in light of COVID-19 FERC NOPR Expanding ROE Incentives Increased RTO participation incentive from 50-100 bps (automatic) Cap on ROE incentives for new projects proposed at 250 bps NECEC Update Land Use Planning Commission approval January 8th Awarded >$300M in contracts to Maine-based companies ME DEP Draft approval March 13th; final expected Late April / Early May Ballot initiative ongoing

Renewables Updates

Onshore Wind Projects

- 158 MW Otter Creek Wind Project (IL) reached COD in March
- Trimont (100 MW) & Mountain View III (22 MW) repowering installation completed
- Colorado Green (162 MW) ~50% repowering installation completed

Vineyard Wind 800 MW Project(1)

- Bureau of Ocean Energy Management (BOEM) – On schedule
- Draft Supplement to Environmental Impact Study (EIS) June 12th, Final November 13th
- Record of Decision & Approval December 18th

Park City Wind 804 MW Project (1)

- Submitted the initial environmental & fisheries mitigation plan to the CT Department of Energy & Environmental Protection
- Expect execution of PPAs in early May

Kitty Hawk Project

- Site-assessment plan (SAP) approved by the BOEM
- Preparing to deploy instrumentation to commence wind, wave & tidal monitoring program

Other Offshore Updates

- On April 23rd, the NY PSC approved the order for the next New York Offshore Wind RFP (NY-II) for 1,000 MW to 2,500 MW
- VA Governor signed legislation in April for 5,200 MW of offshore wind by 2035



(1) AVANGRID's 50/50 partnership with Copenhagen Infrastructure Partners (CIP).

AVANGRID / www.avangrid.com
Results Presentation / First Quarter / 2020 10

AVANGRID Demonstrates Leadership in Sustainability During this COVID-19 pandemic, we are not losing our strong focus on sustainability Carbon Emissions CO2 emissions intensity 6x lower than U.S. Utility Average in ’19 Pledge of carbon neutrality of generation fleet by ’35 Renewable Generation 3rd largest wind operator in the U.S.; diversified renewable energy pipeline Leader in emerging offshore wind industry Infrastructure Investments to replace aging transmission & distribution infrastructure & methane-emitting, leak prone gas distribution pipeline, incorporating advanced technology Collaboration with states on Electric Vehicle advancement Commitment to the U.N. Sustainable Development Goals Corporate Governance Awards 7th Largest Issuer of Green Bonds in the U.S. Social Governance Environmental

Financial Results by Business Doug Stuver

Results by Business Results improve due to strong wind production, contributions of new assets, & improved availability in Renewables… See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding. …offsetting depreciation in Networks $0.71 $0.76 ($0.01) ($0.07) Quarterly Adjusted EPS(1) $0.41 $0.70 $0.78 ($0.01) ($0.07) Quarterly EPS $0.15 $0.13

RENEWABLES Net Income EPS Adjusted Net Income(1) Adjusted EPS(1) 1Q ’20 $52M $0.17 $46M $0.15 Vs. 1Q ’19 $48M $0.15 $41M $0.13 Adjusted EPS Drivers: Wind Production – Existing Assets $0.07 Wind Production – New Assets $0.04 Wind pricing related ($0.01) Klamath operations & trading ($0.04) PTCs $0.04 Taxes & Other $0.03 CORPORATE Net Income EPS Adjusted Net Income(1) Adjusted EPS(1) 1Q ’20 ($8M) ($0.03) ($8M) ($0.03) Vs. 1Q ’19 ($21M) ($0.07) ($21M) ($0.07) Adjusted EPS Drivers: Taxes ($0.07) NETWORKS Net Income EPS EPS Adjusted Net Income(1) Adjusted EPS(1) 1Q ’20 $197M $0.64 $0.xx $198M $0.64 Vs. 1Q ’19 ($4M) ($0.01) $0.xx ($3M) ($0.01) Adjusted EPS Drivers: Rate increases $0.01 Outage restoration costs ($0.01) Depreciation ($0.03) Taxes & Other $0.02 Results by Business See Appendix for reconciliation of adjusted net income to net income and adjusted EPS to EPS. Amounts may not add due to rounding.

Liquidity AVANGRID has sufficient liquidity & access to the capital markets Liquidity as of 4/24/20 ($B) Outstanding CP was $87M, giving us $2.9B in liquidity AGR is the 7th largest issuer of Green, Social & Sustainability (GSS) Bonds in the U.S., & 5th in the sector Issued $750M on April 9 Matures 2025 3.20% Coupon (Treasury +275 bps) 2.8x oversubscribed with high-quality orderbook (58% allocated to ESG-focused investors) 3rd Green Bond (Total Green Bonds = $2.1B) New Green Bond In March, AGR also closed on $237M of tax equity financing AGR Tax Equity $2.50 $2.91 ($0.09) $0.50

Financing & Dividends $710M of remaining debt maturities & $2B new debt in ’20 $200M NYSEG maturities forward-sold AVANGRID’s Board declared a quarterly dividend of on 4/27/2020, payable on 7/1/2020 Target dividend payout ratio $0.44/share 65% - 75% Dividends Maturities ($M) Estimated New Debt ~$2B $450 ~$200

COVID-19 Summary Successfully operating with 2/3 of staff working remotely & focus on social distancing Well-positioned with sufficient liquidity & access to capital markets Decoupling to mitigate sales impacts; engaging with regulators on impacts of uncollectible expenses Working closely with key suppliers No delays in ’20 wind projects Responding to key Stakeholders with our essential services Our sound business model is supported by strong preparation & engagement

COVID-19 - Networks Impacts & Mitigation Weather-adjusted load has increased for residential but decreased for commercial & industrial All utilities have revenue decoupling for all customer classes, except a portion of CMP-T & MNG Expect minimal impact to revenues Reduced Demand Mechanisms exist to recover a portion of uncollectible expenses (CT companies, CMP-T) Utilities will request deferral treatment & recovery in each jurisdiction for remaining uncollectible expenses Higher Uncollectibles & Overdue Receivables Working closely with suppliers Social distancing/compartmentalizing has worked well to limit workforce contraction/spread of virus Potential reduction of capital spending for the year; mitigation strategies underway across the portfolio Capital Spending Rate Cases/Rate Settlements & COVID-19 Cost Recovery Current expectations based on estimate of 3 months of ‘Stay at Home’ policies & Moratoriums lifted by June 30th NY: Currently in settlement discussions; Requested delay in effective date until Sept 13th with make-whole provision to April 17th ME: Proposed delayed recovery of $34M of deferred storm costs & reserve over 2-3 years to mitigate increase CT: PURA ordered establishment of a regulatory asset for any COVID-19 costs, including uncollectibles MA: Joint distribution utilities response to MA DPU requests on COVID-19 provisions/costs highlights need to create regulatory asset

COVID-19 - Renewables Impacts & Mitigation Project CODs No defaults currently expected 97% investment grade Within our target of 75-85% of PPA plus hedges (GWh) Minor ’20 impacts expected Merchant Prices Work continues on all sites Social distancing & segregated teams Turbine deliveries expected later in year for ’20 projects Repowerings are nearer term and/or complete & low risk No delays to ’20 project CODs currently expected Counterparty Credit PTC risk due to Force Majeure: 100% PTC qualification is turbine by turbine Alternative qualification through ‘continuous efforts’ Industry seeking extension of Safe Harbor provisions

Summary Leading sustainable energy company in the U.S. with carbon neutral generation target by end of ’35 Attractive investment opportunities in Networks & Renewables businesses Strong balance sheet, investment grade credit ratings & dividend payout A Leader in U.S. Offshore Wind AVANGRID’s Long-Term Value Proposition

Appendix

Networks Renewables Corporate CONSOLIDATED EPS $1.69 – $1.94 $0.35 – $0.55 ($0.19) – ($0.05) $2.06 – $2.26 Adjusted EPS(1) $1.70 – $1.95 $0.45 – $0.65 ($0.19) – ($0.05) $2.17 – $2.37 Affirming 2020 EPS & Adjusted EPS(1) Outlook Consolidated COVID-19 NY rate case outcome + FERC Incentives NOPR +/- FERC ROE decision +/- Outage restoration & staging costs +/- Federal & state legislation & regulation +/- O&M +/-Wind production & wind project COD +/- Sales/partnerships of renewable projects +/- Merchant pricing +/- Taxes +/- Best practices & operating efficiencies Reflects current assumptions including recoverability of COVID-19 related costs Key Risks & Opportunities (1) See Appendix for reconciliation of adjusted EPS to EPS.

2020 Outlook Risk Analysis

KEY SENSITIVITIES

NETWORKS	
Distribution ROE +/- 50 bps	~ +/- $0.07
Transmission ROE +/- 100 bps	~ +/- $0.03
FERC ROE Decision	~ +/- $0.07
Outage Restoration & Staging costs	~ - $0.03 to +$0.01

RENEWABLES	
Wind production NCF +/- 0.5 pp	~ +/- $0.04
Merchant Prices +/- $1/MWh	~ +/- $0.01
Asset Sales	~ - $0.05

CORPORATE	
Interest Rates +/- 0.50% on new AVANGRID debt	~ +/- $0.01

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.

AVANGRID / www.avangrid.com

Results Presentation / First Quarter / 2020 23

Reconciliation Adjusted Net Income 1Q ’20

Reconciliation Adjusted Net Income 1Q ’19

Reconciliation 1Q ’20 & 1Q ’19 Adjusted EPS

Reconciliation 2020 Guidance

Wind Production & Capacity % 1Q ‘20 vs. 1Q ‘19 West 27% 1,432 +92% North 19% 983 +13% Central 16% 840 +10% East 14% 712 +1% South 24% 1,236 +66% TOTAL 100% 5,203 +36% Wind Production GWh by Region AGR Quarterly Wind NCF Average Capacity Factor by Region 1Q ’20 vs. 1Q ’19 West 31.2% +13.6pp North 34.3% +3.7pp Central 32.6% -0.2pp East 35.4% +0.3pp South 36.4% +2.7pp TOTAL 33.7% +5.6pp

Renewables Pricing Merchant Avg. Price(1) ($/MWh) 1Q ‘19 1Q ‘20 REC & Hedge(2) Energy PPA Avg. Price ($/MWh) -5% 1Q ‘19 1Q ‘20 1Q ‘19 1Q ‘20 Avg. Total Price(2) ($/MWh) -23% $32.0 $24.5 -10% (1) Excludes JVs. Includes PPA, merchant & RECS.

Renewables Average Prices by Region Avg. Total Price(1) Var % vs. 1Q ’19 West -6.7% -$4.0/MWh North -11.5% -$4.2/MWh Central -20.8% -$6.9/MWh East -11.4% -$6.0/MWh South -20.0% -$7.1/MWh PPA Price Var % vs. 1Q ‘19 West -12.1% -$8.6/MWh North -4.0% -$1.5/MWh Central 1.2% $0.4/MWh East -4.0% -$2.3/MWh South -24.3% -$12.3/MWh Merchant & Hedge Price Var % vs. 1Q ‘19 West -19.3% -$6.4/MWh North -41.4% -$8.6/MWh Central -35.3% -$8.8/MWh East -36.5% -$10.8/MWh South -3.2% -$0.8/MWh RECs Var % vs. 1Q ’19 West -56.4% -$11.4/MWh North -113.7%(2) -$11.4/MWh Central -116.4%(2) -$11.7/MWh East 1.4% $0.1/MWh South -45.9% -$0.9/MWh Includes PPAs, merchant and RECs. REC inventory adjustment.

COVID-19 Key Potential Impacts

Potential AGR Business Impacts[1]	Sensitivities ($M)			
	Pre-Tax Net Income	Cash	Assumptions	Further Sensitivities
NETWORKS				
Lower Demand	($1)	($17)	3 month duration; decoupling except CMP-T & MNG	+/- ~$3M per month cash impact
Overdue Receivables	-	($57)	3 month duration of moratoriums on disconnects	+/- ~$8M per month cash impact
Uncollectible Expenses	-	-	3 months no disconnects (~$18M is expected to be recovered)	- ~$3M per month impact, expected to be recovered
Regulatory Impacts	-	($34)	NY & ME	Variability - Ongoing
CAPEX Delays	($2)	$62	4% of annual capex	Variability
RENEWABLES				
Project COD/Capex	-	$52	'20 COD moves to '21 (2 mo. delay)	Variability
Merchant Power Prices	($2)	($2)	Based on forward prices	20% decline ~($13M)
Counterparty Credit	-	-	No defaults expected	
Other				
Other – Increased Finance costs & CARES	($9)	$18	Benefit from deferral of S.S. payroll tax Increased financing costs due to higher spreads	Variability in spreads & costs

(1) Potential impacts are estimates that are subject to change and do not reflect seasonality. Amounts are not intended to be additive.

AVANGRID / www.avangrid.com
Results Presentation / First Quarter / 2020 31

COVID-19 Impacts – Regional Utility Impacts

Precautionary social distancing measures & disconnect moratoriums in all states

State	Schools Closed	Non-Essential Services Closes	Current Stay at Home Orders	COVID-19 Disconnect Moratoriums for Residential & C&I Customers
NY ***(NYSEG, RGE)***	March 16	March 20	March 22 to May 15 (NY on Pause)	Voluntary: March 13
CT ***(UI, CNG, SCG)***	March 17	March 23	March 23 to May 20 (Stay Safe, Stay Home)	Order: March 13 (residential) & March 18 (non-residential) through May 1
ME ***(CMP)***	March 16	March 25	March 31 to April 30 (Stay Healthy at Home)	Order: March 16 until further notice
MA ***(BGC)***	March 17	March 24	March 23 to May 4 (Stay Home, Stay Safe)	Order: March 13 until state of emergency is lifted

Governors of NY, CT, MA, RI, NJ, DE & PA are collaborating to determine a **coordinated plan to reopen the state's economies**

April 15 Democratic congressional letter calls for a **nationwide utility moratorium** for at least 6 months beyond end date of the emergency, reconnections & forgiveness of late fees & bill payments for low wealth families, but **acknowledges need for federal support**

AVANGRID / www.avangrid.com
Results Presentation / First Quarter / 2020 32

COVID-19 Impacts – Other Key Areas

We are monitoring other areas of potential risk should the pandemic impacts continue beyond three months

Area	Potential risk	Status
Pension Contributions	Falling asset returns can reduce pension assets & lower discount rates can increase pension liabilities, causing greater funding obligations in future years	• Returns & discount rates are measured as of the last day of the calendar year, impacting contributions for future years; Markets are volatile & year-end results cannot be predicted • Pension plan sensitivities as of 12/31/2019: +/- 50 bps discount rates = -/+ $17M pension expense +/- 50 bps asset returns = -/+ $13M pension expense Pension tracker in NY companies
Credit Ratings	Lengthy or resurgent pandemic impacts could increase negative cash impacts & credit metrics	Current negative cash impacts relatively moderate & offset by CARES Act benefit & capex reductions; will continue to monitor
Cybersecurity	Increase in COVID-themed phishing & ransomware attacks & other scams, fraudulent websites, false news, DDoS attacks, phone & text attacks	Closely monitoring; AGR has its own secure network
Renewables Asset Sales	Potentially impacted as businesses focus on COVID-19	Potential delays
Government Assistance	Deferral of Social Security payroll taxes	Interest free 3/27 to 12/31 over 2 years ~$27M cash benefit

AVANGRID / www.avangrid.com
Results Presentation / First Quarter / 2020
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